Exhibit (e) (i) under Form-N-1A
                                             Exhibit (1) under Item 601/Reg. S-K

                             DISTRIBUTOR'S CONTRACT

   This contract is made as of this 1st day of December, 2001, by and between Edgewood Services, Inc. ("Edgewood"), a New York corporation, and each of the following investment companies on an individual and not joint basis (each an "Investment Company"): The Huntington Funds and Huntington VA Funds, each a Massachusetts business trust having its principal office and place of business at 5800 Corporate Drive, Pittsburgh, PA 15237-7010.

   In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Investment Company hereby appoints Edgewood as its agent to sell and distribute shares of the Investment Company which may be offered in one or more portfolios (the "Funds") consisting of one or more classes (the "Classes") of shares (the "Shares"), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Investment
      Company.   Edgewood hereby accepts such appointment and agrees to provide such other services for the Investment Company, if any, and accept such compensation from the Investment Company, if any, as set forth in the applicable exhibits to this Agreement.

2. The sale of any Shares may be suspended without prior notice whenever in the judgment of the Investment Company it is in its best interest to do so.

3. Neither Edgewood nor any other person is authorized by the Investment Company to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Investment Company. Edgewood agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through Edgewood may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Investment Company. No person or dealer, other than Edgewood, is authorized to act as agent for the Investment Company with respect to Edgewood's duties and responsibilities under this Contract. Edgewood agrees that in offering or selling Shares as agent of the Investment Company, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Conduct Rules. Edgewood will submit to the Investment Company copies of all sales literature before using the same and will not use such sales literature if disapproved by the Investment Company.

4. This Agreement is effective with respect to each Fund and each Class, as applicable, as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund or Class presently set forth on an exhibit and any subsequent Funds or Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Investment Company including a majority of the members of the Board of Trustees of the Investment Company who are not "interested persons" (as that term is defined by the Investment Company Act of 1940 ("1940 Act")) of the Investment Company and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Investment Company or in any related documents to such Plan ("Independent Trustees") cast in person at a meeting called for that purpose. If a Fund or Class is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Fund or Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

5. This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Independent Trustees or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty
      (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by Edgewood on sixty (60) days' written notice to the Investment Company.

6. This Agreement may not be assigned by Edgewood and shall automatically terminate in the event of an assignment by Edgewood as defined in the 1940 Act, provided, however, that Edgewood may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

7. Edgewood shall not be liable to the Investment Company for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

8. This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Investment Company, including a majority of the Independent Trustees of the Investment Company cast in person at a meeting called for that purpose.

9. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

   10.(a) Subject to the conditions set forth below, the Investment Company agrees to indemnify and hold harmless Edgewood and each person, if any, who controls Edgewood within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities and Exchange Act of 1934 against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectuses or SAIs (as they may be amended or supplemented from time to time), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Investment Company about Edgewood by or on behalf of Edgewood expressly for use in the Registration Statement, Prospectuses or SAIs, or any amendment or supplement thereto.

          If any action is brought against Edgewood or any controlling person thereof with respect to which indemnity may be sought against the Investment Company pursuant to the foregoing paragraph, Edgewood shall promptly notify the Investment Company in writing of the institution of such action and the Investment Company shall assume the defense of such action, including the employment of counsel selected by the Investment Company and payment of expenses. Edgewood or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Edgewood or such controlling person unless the employment of such counsel shall have been authorized in writing by the Investment Company in connection with the defense of such action or the Investment Company shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Investment Company. Anything in this paragraph to the contrary notwithstanding, the Investment Company shall not be liable for any settlement of any such claim of action effected without its written consent. The Investment Company agrees promptly to notify Edgewood of the commencement of any litigation or proceedings against the Investment Company or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, any Prospectuses and SAIs, or any amendment or supplement thereto.

(b) Subject to the conditions set forth below, Edgewood agrees to indemnify and hold harmless the Investment Company, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Investment Company within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities and Exchange Act of 1934, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectuses or SAIs (as they may be amended or supplemented from time to time), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that such statement or omission was made in reliance upon and in conformity with written information furnished to the Investment Company about Edgewood by or on behalf of Edgewood expressly for use in the Registration Statement, Prospectuses or SAIs, or any amendment or supplement thereto.

         If any action is brought against the Investment Company, any controlling person thereof, or any other person so indemnified, with respect to which indemnity may be sought against Edgewood pursuant to the foregoing paragraph, the Investment Company shall promptly notify Edgewood in writing of the institution of such action and Edgewood shall assume the defense of such action, including the employment of counsel selected by Edgewood and payment of expenses. The Investment Company, any such controlling person thereof or any other person so indemnified, shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Investment Company or such persons unless the employment of such counsel shall have been authorized in writing by Edgewood in connection with the defense of such action or Edgewood shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by Edgewood. Anything in this paragraph to the contrary notwithstanding, Edgewood shall not be liable for any settlement of any such claim or for any other action effected without its written consent. Edgewood agrees promptly to notify the Investment Company of the commencement of any litigation or proceedings against Edgewood or any of its controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses or SAIs.

(c) Nothing herein contained shall be deemed to protect any person against liability to the Investment Company or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

(d)   Insofar as indemnification for liabilities may be permitted pursuant to
          Section 17 of the 1940 Act for Trustees, officers, Edgewood and controlling persons of the Investment Company by the Trustees pursuant to this Agreement, the Investment Company is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Investment Company undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Independent Trustees, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Investment Company further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustees, Edgewood or controlling person of the Investment Company will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Investment Company is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Independent Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

   11. If at any time the Shares of any Fund are offered in two or more Classes, Edgewood agrees to assist in adopting a written plan pursuant to Rule 18f-3 under the 1940 Act.

   12. This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.

13. Edgewood is hereby expressly put on notice of the limitation of liability as set forth in the Investment Company's Declaration of Trust and agrees that the obligations assumed by the Investment Company pursuant to this Agreement shall be limited in any case to the Investment Company and its assets and Edgewood shall not seek satisfaction of any such obligation from the shareholders of the Investment Company, the Trustees, officers, employees or agents of the Investment Company, or any of them.

14. Edgewood or its affiliate will review and file all sales literature (advertisements, brochures and shareholder communications) for the Investment Company in accordance with rules and regulations of the National Association of Securities Dealers, Inc.

15. Edgewood agrees to maintain the security and confidentiality of nonpublic personal information ("NPI") of Fund customers and consumers, as those terms are defined in Regulation S-P, 17 CFR Part 248. Edgewood agrees to use and redisclose such NPI for the limited purposes of processing and servicing transactions; for specified law enforcement and miscellaneous purposes; and to service providers or in connection with joint marketing arrangements directed by the Funds, in each instance in furtherance of fulfilling Edgewood's obligations under this contract and consistent with the exceptions provided in 17 CFR Sections 248.14, 248.15 and 248.13, respectively.


                              EDGEWOOD SERVICES, INC.

                              By:
                                 --------------------------------------
                              Name:  Peter Germain
                              Title:  President


                              THE HUNTINGTON FUNDS

                              By:
                                 --------------------------------------
                              Name:  James E. Ostrowski
                              Title:  Vice President


                              HUNTINGTON VA FUNDS

                              By:
                                 --------------------------------------
                              Name:  James E. Ostrowski
                              Title:  Vice President

                                   Exhibit A
                                     to the
                             Distributor's Contract

                              The Huntington Funds
                              Investment A Shares

---------------------------------------------------------------------------
                  FUNDS                                 CLASS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Dividend Capture Fund                 Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Fixed Income Securities Fund          Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund           Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                           Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Income Equity Fund                    Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Intermediate Government Income        Investment A Shares
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington International Equity Fund             Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund                Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mid Corp America Fund                 Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                     Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mortgage Securities Fund              Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington New Economy Fund                      Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Municipal Money Market           Investment A Shares
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund                    Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Rotating Index Fund                   Investment A Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund       Investment A Shares
---------------------------------------------------------------------------



      The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of shares set forth above.

   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company.

   2. During the term of this Agreement, the Investment Company will pay Edgewood for services pursuant to this Agreement:(i) a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Investment A Shares held during the month; and (ii) all initial sales loads paid by shareholders during the month in connection with the purchase of Investment A Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month

   3. Edgewood may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as Edgewood may, by notice to the Investment Company, voluntarily declare to be effective.

   4. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   5. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.



      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of December, 2001.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:                                 By:
   ------------------------------      --------------------------------

Name: James E. Ostrowski            Name: Peter J. Germain
Title: Vice President               Title: President


                                   Exhibit B
                                     to the
                             Distributor's Contract

                              The Huntington Funds
                              Investment B Shares

---------------------------------------------------------------------------
                  FUNDS                                 CLASS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Dividend Capture Fund                 Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Fixed Income Securities Fund          Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund           Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                           Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Income Equity Fund                    Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Intermediate Government Income        Investment B Shares
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington International Equity Fund             Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund                Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mid Corp America Fund                 Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                     Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mortgage Securities Fund              Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington New Economy Fund                      Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Municipal Money Market           Investment B Shares
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund                    Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Rotating Index Fund                   Investment B Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund       Investment B Shares
---------------------------------------------------------------------------


      The following provisions are hereby incorporated and made part of the Distributor's Contract dated December 1, 2001, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood") with respect to the Class of shares set forth above.

   1. The Investment Company hereby appoints Edgewood to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, Edgewood is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Investment Company.

   2. During the term of this Agreement, the Investment Company will pay Edgewood for services pursuant to this Agreement: (i) a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of the Investment B Shares held during the month; and (ii) all contingent deferred sales charges paid by shareholders during the month in connection with the redemption of Investment B Shares in accordance with the Investment Company's then-current Prospectus and Statement of Additional Information. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

   3. Edgewood may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as Edgewood may, by notice to the Investment Company, voluntarily declare to be effective.

   4. Edgewood will enter into separate written agreements with various Financial Institutions to provide certain of the services set forth in Paragraph 1 herein. Edgewood, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by Edgewood in its sole discretion.

   5. Edgewood will prepare reports to the Board of Trustees of the Investment Company on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.



      In consideration of the mutual covenants set forth in the Distributor's Contract dated October 16, 2001, between the Investment Company and Edgewood, the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of December, 2001.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:                                 By:
   ------------------------------      --------------------------------
Name: James E. Ostrowski            Name: Peter J. Germain
Title: Vice President               Title: President

                                   Exhibit C
                                     to the
                             Distributor's Contract

                              The Huntington Funds
                                  Trust Shares


---------------------------------------------------------------------------
                      FUNDS                                CLASS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Dividend Capture Fund                        Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Fixed Income Securities Fund                 Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Florida Tax-Free Money Fund                  Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Growth Fund                                  Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Income Equity Fund                           Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Intermediate Government Income Fund          Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington International Equity Fund                    Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Michigan Tax-Free Fund                       Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mid Corp America Fund                        Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                            Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Mortgage Securities Fund                     Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington New Economy Fund                             Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Municipal Money Market Fund             Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Ohio Tax-Free Fund                           Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Rotating Index Fund                          Trust Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Short/Intermediate Fixed Income              Trust Shares
Securities Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington U.S. Treasury Money Market Fund              Trust Shares
---------------------------------------------------------------------------


      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of December, 2001.


THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:                                 By:
   ------------------------------      --------------------------------
Name: James E. Ostrowski            Name: Peter J. Germain
Title: Vice President               Title: President

                                   Exhibit D
                                     to the
                             Distributor's Contract

                              The Huntington Funds


---------------------------------------------------------------------------
                FUNDS                                CLASS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington Money Market Fund                    Interfund Shares
---------------------------------------------------------------------------



      In consideration of the mutual covenants set forth in the Distributor's Contract dated December 1, 2001, between The Huntington Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), the Investment Company executes and delivers this Exhibit on behalf of the Funds, and with respect to the Share Classes thereof, first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of December, 2001.




THE HUNTINGTON FUNDS                EDGEWOOD SERVICES, INC.


By:                                 By:
   ------------------------------      --------------------------------
Name: James E. Ostrowski            Name: Peter J. Germain
Title: Vice President               Title: President

                                   Exhibit E
                                     to the
                             Distributor's Contract

                              Huntington VA Funds


---------------------------------------------------------------------------
                FUNDS                                CLASS
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington VA Growth Fund                             None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington VA Income Equity Fund                      None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington VA Dividend Capture Fund                   None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington VA International Equity                    None
Fund
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington VA Mid Corp America Fund                   None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington VA New Economy Fund                        None
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Huntington VA Rotating Index Fund                     None
---------------------------------------------------------------------------



      December 1, 2001, between Huntington VA Funds ("Investment Company") and Edgewood Services, Inc. ("Edgewood"), the Investment Company executes and delivers this Exhibit on behalf of the Funds first set forth in this Exhibit.

   Witness the due execution hereof this 1st day of December 2001.


HUNTINGTON VA FUNDS                 EDGEWOOD SERVICES, INC.


By:                                 By:.
   ------------------------------      --------------------------------
Name: James E. Ostrowski            Name: Peter J. Germain
Title: Vice President               Title: President